THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY CONFIRMING THE AVASILIBILITY OF AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT, dated as the Date of Grant specified below, is between CoConnect, Inc., a Nevada corporation (the “Company”), and Bennett J. Yankowitz (the “Optionee”), and is made upon the following terms and conditions:

1. Grant of Option. The Company hereby grants to the Optionee an option to purchase, on the terms and conditions stated herein (the “Option”), all or any part of the aggregate number of shares specified below (the “Optioned Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), at the Exercise Price specified below (the “Exercise Price”).

Date of Grant:	November 20, 2015

Vesting Commencement Date:	November 20, 2015

Exercise Price per Share:	$0.15

Total Number of Shares Granted:	473,334

Total Exercise Price:	$71,000.01

Term/Expiration Date:	November 20, 2020

Vesting Schedule:	All Option Shares shall be vested on the Date of Grant

2. Definitions. As used herein, the following definitions shall apply:

“Agreement” means this Stock Option Agreement between the Company and Optionee evidencing the terms and conditions of the Option, as amended or supplemented from time to time.

“Applicable Laws” means the requirements relating to the administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to the Option.

1

“Board” means the Board of Directors of the Company or any committee of the Board that has been designated by the Board to administer this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 1.

“Company” has the meaning set forth in the introductory paragraph of this Agreement.

“Exercise Notice” has the meaning set forth in Section 3(b).

“Exercise Price” has the meaning set forth in Section 1.

“Exercised Shares” has the meaning set forth in Section 3(b).

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Capital Market or The Nasdaq Global Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

“Option” has the meaning set forth in Section 1.

“Optioned Shares” has the meaning set forth in Section 1.

“Optionee” has the meaning set forth in Section 1, and includes such person’s successors and assigns.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 24(e) of the Code.

“Securities Act” has the meaning set forth in Section 12.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 8 of this Agreement.

2

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 24(f) of the Code.

“Term” has the meaning set forth in Section 7.

3. Exercise of Option

(a) Right to Exercise. The Option shall vest and may be exercised, in whole or in part, at any time on or after the Vesting Commencement Date.

(b) Method of Exercise. The Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c) Legal Compliance. No Shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

4. Method of Payment.

(a) Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check; or

(ii) consideration received by the Company under the cashless exercise provisions of Section 4(b) and (c); or

(b) Payment of the Exercise Price or any portion thereof may be made with Shares, if (except as set forth in Section 4(c), the Optionee has owned the Shares for at least six months prior to the date of delivery and if the Common Stock then registered under Section 12 or Section 15 of the Securities Exchange Act of 1934, such Shares to be credited toward the Exercise Price on the valuation basis set forth below, in which event the stock certificates evidencing the Shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in Shares instead of cash shall not be effective and shall be rejected by the Company if (i) the Company is then prohibited from purchasing or acquiring Shares of Common Stock thus tendered to it, or (ii) the right or power of the person exercising the Option to deliver such Shares in payment of the Exercise Price is subject to the prior interests of any other person (excepting the Company), as indicated by legends upon the certificate(s) or as known to the Company. For credit toward the Exercise Price, Shares so surrendered shall be valued at their Fair Market Value as of the day immediately preceding the delivery to the Company of the certificate(s) evidencing such Shares. If the Company rejects the payment in Shares, the tendered notice of exercise shall not be effective hereunder unless within five business days after being notified of such rejection the person exercising the Option pays the Exercise Price in acceptable form.

3

(c) If and while payment of the Exercise Price with stock is permitted in accordance with the foregoing provisions, the person then entitled to exercise the Option may, in lieu of using previously outstanding Shares therefor, use some of the Optioned Shares as to which the Option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to withhold so many of the Shares that would otherwise have been delivered upon that exercise of the Option as equals the number of Shares that would have been transferred to the Company if the Exercise Price had been paid with previously issued Shares. The forms of alternative payment permitted under this Section 4(c) may also be used for payment of the amounts required to be withheld for taxes, but any Shares withheld by the Company for this purpose shall not exceed the number required to satisfy the minimum statutory withholding rates applicable for federal, state and local taxes.

5. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6. Term of Option. The Option may be exercised only within the term set out in Section 1 (the “Term”), and may be exercised during the Term only in accordance with the terms of this Agreement.

7. Death of Optionee. If the Optionee dies during the Term, the Option may be exercised at any time within 24 months following the date of death (but in no event later than the expiration date of the Term), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

8. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Option Shares, as well as the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Option Shares subject to the Option.

4

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until 15 days prior to such transaction as to all of the Optioned Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Shares, including Optioned Shares as to which it would not otherwise be vested or exercisable. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of 60 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

9. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section 9. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his or her signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

10. Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

11. Covenants of the Company. The Company will at all times reserve and keep available out of its authorized Shares or its treasury Shares, solely for the purpose of issue upon the exercise of the Option as herein provided, such number of Shares as shall then be issuable upon the exercise of the Option. The Company covenants that all Shares that shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will take all such action as may be necessary to assure that all such Shares may be so issued without violation of any applicable requirements of any federal or state securities laws or of any national stock exchange or inter-dealer quotation system upon which the shares of Common Stock of the Company may be listed. The Company will not take any action that results in any adjustment of the Exercise Price if the total number of Shares issuable after such action upon exercise of the Option would exceed the total number of Shares then authorized by the Company’s Articles of incorporation.

5

12. Transferability and Registration under Securities Act.

(a) The Optionee, by its acceptance hereof, represents, warrants, covenants and agrees that:

(i) the Optionee has knowledge of the business and affairs of the Company;

(ii) the Option and the Optioned Shares issuable upon the exercise of the Option are being acquired for investment and not with a view to the distribution hereof and that absent an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the disposition of the Option or the Optioned Shares issued or issuable upon exercise of the Option, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state or foreign securities laws; and

(iii) the Optionee consents to the making of a notation in the Company’s records or giving to any transfer agent of the Option or the Optioned Shares issuable upon the exercise of the Option an order to implement such restrictions on transferability described in subparagraph (ii) above.

(b) The Option (and any successor or replacement option) shall bear the certificate shown on the front page hereof and the Optioned Shares issuable upon the exercise of the Option shall bear the following legend or a legend of similar import, provided, however, that such legend shall be removed, or not placed upon the Warrant or the certificate or other instrument representing such shares, as the case may be, if such legend is no longer necessary to assure compliance with the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPTIION OF COUMSEL REASONABLY ACCEPTABLE TO THE CORPORATION CONFIRMING THE AVASILIBILITY OF AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

6

13. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Nevada.

By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Company:	CoConnect, Inc.

By:
Henrik Rouf, Assistant Secretary

Optionee:

Bennett J. Yankowitz

7

NOTICE OF EXERCISE

To CoConnect, Inc.:

The undersigned hereby irrevocably elects to exercise the right to purchase _____________ of the shares of Common Stock covered by the Option according to the conditions hereof and herewith makes payment of the Exercise Price in full.

The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER

(Please print name)

(Please print address)

Dated: ______________

(signature)

NOTICE:	The above signature must correspond with the name as written within the Option Agreement in every particular, without alteration or enlargement or any change whatsoever and if the certificate representing the shares is to be registered in a name other than that in which the Option is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE OR NASDAQ.